UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PRIMERICA, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PRIMERICA, INC. 2025 Annual Meeting Vote by May 13, 2025 11:59 PM ET PRIMERICA, INC. 1 PRIMERICA PARKWAY DULUTH, GA 30099 V63528-P25139 You invested in PRIMERICA, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 14, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.comControl # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 14, 2025 8:30 a.m. Primerica Home Office 1 Primerica Parkway Duluth, GA 30099 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. To elect the following directors: Nominees: 1a. John A. Addison, Jr. 1b. Joel M. Babbit 1c. Amber L. Cottle 1d. Gary L. Crittenden 1e. Cynthia N. Day 1f. Sanjeev Dheer 1g. Beatriz R. Perez 1h. D. Richard Williams 1i. Glenn J. Williams 1j. Darryl L. Wilson 1k. Barbara A. Yastine 2. To consider an advisory vote on executive compensation (Say-on-Pay). 3. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2025. Board Recommends For For For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V63529-P25139